Exhibit 99.2

Webcast Audio

The audio of Eagle Broadband’s November 17, 2006 conference call and webcast will be available for a period of 12 months in the Audio Archive of the Eagle Broadband, Inc., corporate web site at http://investor.eaglebroadband.com/archives.cfm.